Exhibit 99.1

Anthem, Inc. Completes Acquisition of Simply Healthcare Holdings, Inc.

INDIANAPOLIS—February 18, 2015 — Anthem, Inc. (NYSE: ANTM) announced today the completion of its acquisition of Simply Healthcare Holdings, Inc. (“Simply Healthcare”), a leading managed care company for people enrolled in Medicaid and Medicare programs in the state of Florida.

“The addition of Simply Healthcare to our family of companies grows our presence and enhances our capabilities and offerings to members in Florida, not only in Medicaid but also by giving us a strong foothold in the Medicare Advantage market,” said Joseph Swedish, president and CEO of Anthem, Inc. “This acquisition further enhances our role as a leader serving the high needs populations in the state.”

Simply Healthcare will operate as a wholly-owned subsidiary of Anthem and will remain dedicated to effectively providing access to products and affordable care that meets the needs of the Medicaid and Medicare populations in Florida. Simply Healthcare’s management team will join Anthem’s government business division team and continue to lead Simply’s operations in Florida.

“All of us at Simply Healthcare are looking forward to becoming part of the Anthem family,” said Lourdes T. Rivas, CEO of Simply Healthcare Plans. “We remain committed to our members and our physician network across Florida as we continue to grow with Anthem.”

Simply Healthcare and its affiliates, Better Health and Clear Health Alliance offer a variety of Medicare and Medicaid plans to members in 60 Florida counties and serves 177,000 Medicaid and 21,000 Medicare members. With Simply Healthcare, Anthem’s affiliated health plans now serve more than 500,000 members in Florida.

Financial terms of the transaction were not disclosed. The transaction is expected to be neutral to earnings in 2015. We continue to expect full year 2015 net income to be greater than $9.30 per share, including greater than $0.40 per share of amortization of other intangible assets. Excluding this item, we continue to expect adjusted net income to be greater than $9.70 per share. This guidance includes no investment gains or losses in 2015.

About Anthem, Inc.

Anthem is working to transform health care with trusted and caring solutions. Our health plan companies deliver quality products and services that give their members access to the care they need. With more than 68 million people served by its affiliated companies, including more than 37 million enrolled in its family of health plans, Anthem is one of the nation’s leading health benefits companies. For more information about Anthem’s family of companies, please visit www.antheminc.com/companies.

Contacts:

Investor Relations

Douglas Simpson, 317-488-6181

Douglas.simpson@anthem.com

Kristin Binns, 917-697-7802

Kristin.binns@anthem.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Anthem and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this press release, in presentations, filings with the Securities and Exchange Commission, or SEC, reports to shareholders and in meetings with analysts and investors. The projections referenced in this press release are forward-looking and they are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend”, “estimate”, “project” and similar expressions are intended to identify forward-looking statements, which generally are not historical in nature. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in our public filings with the SEC; increased government participation in, or regulation or taxation of, health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (Health Care Reform); trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in the federal and state health insurance exchanges under Health Care Reform, which have experienced technical difficulties in implementation and which entail uncertainties associated with the mix and volume of business, particularly in our individual and small group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; litigation and investigations targeted at our industry and our ability to resolve litigation and investigations within estimates; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties, our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack we reported in February 2015; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in our SEC reports.